Filed pursuant to Rule 497(e) of
						the Securities Act of 1933


							December 31, 2015


				Pioneer Funds

	Supplement to the Prospectus and Summary Prospectus, as in effect and as may be amended from time to time, for:

Fund							Date of Prospectus
----							------------------

Pioneer Absolute Return Bond Fund			December 31, 2015
Pioneer Disciplined Growth Fund				December 31, 2015
Pioneer Disciplined Value Fund				December 31, 2015
Pioneer Global Equity Fund				December 31, 2015
Pioneer High Income Municipal Fund			December 31, 2015
Pioneer Long/Short Bond Fund				December 31, 2015
Pioneer Long/Short Opportunistic Credit Fund		December 31, 2015
Pioneer Short-Term Income Fund				December 31, 2015

Pioneer Investment Management, Inc. (the "Adviser"), each fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg
Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM")
(the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause each fund's current investment advisory agreement with the Adviser to terminate. Accordingly, each fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.


					29060-00-1215
					(c) 2015 Pioneer Funds Distributor, Inc.
					Underwriter of Pioneer mutual funds